PIMCO Equity Series

Supplement dated August 18, 2026 to the PIMCO Equity Series Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated October 31, 2025, each as supplemented from time to time

Disclosure Related to the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund

Effective immediately, Research Affiliates, LLC is re-named Syzygy Asset Management. Therefore, effective immediately, all references to Research Affiliates, LLC, Research Affiliates LLC and Research Affiliates in the Prospectus and the SAI are replaced with Syzygy Asset Management.

Investors Should Retain This Supplement for Future Reference

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